                                                                     EXHIBIT 4.3

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THE NOTE EVIDENCED HEREBY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THE NOTE EVIDENCED HEREBY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL OFFER, SELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF JANUARY 30, 1996 AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THE NOTE EVIDENCED HEREBY (OR ANY PREDECESSOR OF THIS NOTE) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E), OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS
NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THE HOLDER OF THIS NOTE IS ENTITLED TO THE BENEFITS OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO BELOW AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

No. 1                                                            $150,000,000.00
CUSIP No. 884315AC6





                          THOMAS & BETTS CORPORATION

                             6-1/2% Notes due 2006

     Thomas & Betts Corporation, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Fifty Million Dollars ($150,000,000.00) on January 15, 2006 and to pay interest thereon from January 30, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing July 15, 1996, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the December 31 or June 30 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated as of January 30, 1996 among the Company and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). In the event that either (a) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission (the "Commission") on or prior to the 45th day following January 30, 1996 (the "Original Issue Date"), (b) the Exchange Offer Registration Statement has not been declared effective by the Commission on or prior to the 150th day following the Original Issue Date or (c) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated on or prior to the 180th day following the Original Issue Date, the interest rate borne by this Note shall be increased by .50% per annum following such 45th day in the case of clause (a) above, following such 150th day in the case of clause (b) above or following such 180th day in the case of clause (c) above; provided, that the aggregate amount of any such increase in the interest rate on this Note pursuant to the foregoing provisions shall in no event exceed .50% per annum; and provided, further, that if the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 150th day following the Original Issue Date, then if this Note is owned by a Person (as defined in the Registration Rights Agreement) who does not comply in all material respects with its obligations under the penultimate paragraph of Section 3 of the Registration Rights Agreement, this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Original Issue Date. Upon (x) the filing of the Exchange Offer Registration Statement after the 45th day described in clause (a) above, (y) the effectiveness of the Exchange Offer Registration Statement after the 150th day described in clause (b) above, or (z) the consummation of the Exchange Offer after the 180th day described in clause
(c) above, the interest rate borne by this Note from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to 6-1/2% per annum. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note.

     Payment of the principal of and the interest on this Note will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment to DTC or any successor depositary may be made by wire transfer to the account designated by DTC or such successor depositary in writing.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

No. 2                                                          $0.00
CUSIP No. 884315AD4





                          THOMAS & BETTS CORPORATION

                             6-1/2% Notes due 2006

     Thomas & Betts Corporation, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Zero Dollars ($0.00) on January 15, 2006 and to pay interest thereon from January 30, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing July 15, 1996, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the December 31 or June 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated as of January 30, 1996 among the Company and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). In the event that either (a) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission (the "Commission") on or prior to the 45th day following January 30, 1996 (the "Original Issue Date"), (b) the Exchange Offer Registration Statement has not been declared effective by the Commission on or prior to the 150th day following the Original Issue Date or (c) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated on or prior to the 180th day following the Original Issue Date, the interest rate borne by this Note shall be increased by .50% per annum following such 45th day in the case of clause (a) above, following such 150th day in the case of clause (b) above or following such 180th day in the case of clause (c) above; provided, that the aggregate amount of any such increase in the interest rate on this Note pursuant to the foregoing provisions shall in no event exceed .50% per annum; and provided, further, that if the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 150th day following the Original Issue Date, then if this Note is owned by a Person (as defined in the Registration Rights Agreement) who does not comply in all material respects with its obligations under the penultimate paragraph of Section 3 of the Registration Rights Agreement, this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Original Issue Date. Upon (x) the filing of the Exchange Offer Registration Statement after the 45th day described in clause (a) above, (y) the effectiveness of the Exchange Offer Registration Statement after the 150th day described in clause (b) above, or (z) the consummation of the Exchange Offer after the 180th day described in clause
(c) above, the interest rate borne by this Note from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to 6-1/2% per annum. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note.

     Payment of the principal of and the interest on this Note will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment to DTC or any successor depositary may be made by wire transfer to the account designated by DTC or such successor depositary in writing.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

No. 3                                                          $0.00
CUSIP No. U88469AA6
ISIN  No. USU88469AA67




                          THOMAS & BETTS CORPORATION

                             6-1/2% Notes due 2006

     Thomas & Betts Corporation, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Zero Dollars ($0.00) on January 15, 2006 and to pay interest thereon from January 30, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing July 15, 1996, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the December 31 or June 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated as of January 30, 1996 among the Company and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). In the event that either (a) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission (the "Commission") on or prior to the 45th day following January 30, 1996 (the "Original Issue Date"), (b) the Exchange Offer Registration Statement has not been declared effective by the Commission on or prior to the 150th day following the Original Issue Date or (c) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated on or prior to the 180th day following the Original Issue Date, the interest rate borne by this Note shall be increased by .50% per annum following such 45th day in the case of clause (a) above, following such 150th day in the case of clause (b) above or following such 180th day in the case of clause (c) above; provided, that the aggregate amount of any such increase in the interest rate on this Note pursuant to the foregoing provisions shall in no event exceed .50% per annum; and provided, further, that if the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 150th day following the Original Issue Date, then if this Note is owned by a Person (as defined in the Registration Rights Agreement) who does not comply in all material respects with its obligations under the penultimate paragraph of Section 3 of the Registration Rights Agreement, this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Original Issue Date. Upon (x) the filing of the Exchange Offer Registration Statement after the 45th day described in clause (a) above, (y) the effectiveness of the Exchange Offer Registration Statement after the 150th day described in clause (b) above, or (z) the consummation of the Exchange Offer after the 180th day described in clause
(c) above, the interest rate borne by this Note from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to 6-1/2% per annum. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note.

     Payment of the principal of and the interest on this Note will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment to DTC or any successor depositary may be made by wire transfer to the account designated by DTC or such successor depositary in writing.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: January 30, 1996                THOMAS & BETTS CORPORATION
[Seal]


                                       By: _____________________________________
                                          Chairman of the Board
                                          and Chief Executive Officer


                                       By: _____________________________________
                                          Vice President - Finance and Treasurer

                          THOMAS & BETTS CORPORATION
                             6-1/2% Notes due 2006

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes") issued and to be issued in one or more series under an Indenture, dated as of January 15, 1992 (herein called, together with all indentures supplemental thereto, the "Indenture") between the Company and First Trust of New York, National Association, as Trustee (successor trustee to Morgan Guaranty Trust Company of New York) (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to Notes), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers' Certificate dated January 30, 1996 establishing the terms of the Notes pursuant to the Indenture.

     This Note is not subject to redemption prior to maturity.

     The Indenture contains provisions for defeasance of (a) the entire indebtedness of the Notes and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (each voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note, at the times, place and rate, and in the coin or currency, herein prescribed and in the Officer's Certificate dated January 30, 1996 establishing the terms of the Notes.

     This Note shall be exchangeable for Notes registered in the names of Persons other than DTC or its nominee, or a successor depositary with respect to the Notes or its nominee, only as provided in this paragraph. This Note shall be so exchangeable if (x) DTC or a successor depositary notifies the Company that it is unwilling or unable to continue as depositary for the Notes or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, (y) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Note shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Notes. Notes so issued in exchange for this Global Note shall be of the same series, having the same interest rate and maturity and having the same terms as this Global Note, in authorized denominations and in the aggregate having the same principal amount as this Global Note and registered in such names as DTC or such successor depositary for this Global Note shall direct.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Note of the series of which this Note is a part is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes the series of which this Note is a part are issuable only in registered form without coupons in the denominations of $1,000 and integral multiples thereof. As provided in the Indenture and in the Officers' Certificate dated January 30, 1996 establishing the terms of the Notes, and subject to certain limitations set forth in the Indenture, such Officers' Certificate and in this Note, the Notes are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION as Trustee


By: _____________________________________
            Authorized Officer

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common   UNIF GIFT MIN ACT--_______Custodian_______
     TEN ENT--as tenants by the                         (Cust)          (Minor)
              entireties
     JT TEN --as joint tenants with               Under Uniform Gifts to Minors
              right of survivorship                 Act________________________
     and not as tenants in common                              (State)


    Additional abbreviations may also be used though not in the above list.

                    ______________________________________


FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
  ---------------------------------------------------------------------

  ---------------------------------------------------------------------



________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________ Attorney
to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated:__________________________________________________________________________

      Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

--------------------------------------------------------------------------------
                            CERTIFICATE OF TRANSFER

     In connection with any transfer of this Note occurring prior to the date that is three years after the later of January 30, 1996 and the last date on which this Note (or any Predecessor Security) was owned by the Company or any affiliate of the Company, the undersigned confirms that this Note is being transferred:

                              CHECK ONE BOX BELOW

[_]  (a)  as long as this Note is     [_]  (c)  to an institutional "accredited
     eligible for resale pursuant          investor" (as defined in Rule
     to Rule 144A under the                501(a)(1), (2), (3) or (7) under
     Securities Act of 1933, as            the Securities Act of 1933, as
     amended, to a person the              amended) that has furnished to
     undersigned reasonably                the Trustee a signed letter
     believes is a "qualified              containing certain representations
     institutional buyer"                  and agreements (the form of which
     (a "QIB") as defined in such          letter can be obtained from the
     Rule 144A that purchases for          Trustee); or
     its own account or for the
     account of a QIB to whom
     notice is given that the         [_]  (d)  to the Company.
     transfer is being made in
     reliance on such Rule 144A;

[_]  (b) pursuant to offers and
     sales to non-U.S. persons
     that occur outside of the
     United States within the
     meaning of Regulation S under
     the Securities Act of 1933, as
     amended;

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

Dated:_____________________________         ____________________________________
                                                         SIGNATURE
Signature Guaranteed:

___________________________________         ____________________________________
                                                         SIGNATURE

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is acquiring this Note for its own account or an account with respect to which it exercises sole investment discretion and that it or any such account, as the case may be, is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_____________________________         ____________________________________
                                            NOTICE:  To be executed by an
                                                     executive officer

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